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                            CRM SMALL CAP VALUE FUND

                               OF WT MUTUAL FUND
                                 (THE "TRUST")
________________________________________________________________________________

                      SUPPLEMENT DATED JULY 1, 2002 TO THE
         INSTITUTIONAL SHARES PROSPECTUS DATED NOVEMBER 1, 2001 AND THE
               INVESTOR SHARES PROSPECTUS DATED NOVEMBER 1, 2001

The information in this Supplement updates the Prospectuses and should be read in conjunction with such Prospectuses.

CLOSING OF THE CRM SMALL CAP VALUE FUND TO NEW INVESTORS

As the investment adviser of the CRM Small Cap Value Fund (the "Fund"), Cramer Rosenthal McGlynn LLC ("CRM") monitors the total assets of the Fund and may recommend to the Board of Trustees of the Trust that the Fund be closed to new investors due to concerns that an increase in the asset size of the Fund may adversely affect the Fund's ability to achieve its investment objective. The Fund has reached a size in assets under management where, due to the limited size of the market of common stocks of small capitalization companies, it will be increasingly difficult to achieve its investment objectives and satisfy its investment guidelines, if the Fund continues to accept new investors.

Therefore, CRM has recommended, and the Board has approved, that, effective as of the close of business on July 31, 2002, the Fund will be closed to new investors and shares of the Fund will only be offered to:

     (i) persons who already hold shares of the Fund directly or through accounts maintained by brokers pursuant to arrangements with CRM and the Trust;

     (ii) persons who are existing or new clients of Wilmington Trust Company ("Wilmington Trust") who purchase shares of the Fund through a trust account managed by Wilmington Trust or a trust account in which Wilmington Trust serves as the trustee; and

     (iii) trustees/directors, officers and employees of CRM, the Fund, Wilmington Trust and their affiliates, and their respective spouses, parents and children.

New account purchase orders will not be accepted after July 31, 2002 unless such purchase orders were postmarked on or before such date. Other persons who are shareholders of the CRM Large Cap Value Fund and the CRM Mid Cap Value Fund are not permitted to acquire shares of this Fund by exchange after July 31, 2002. Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder has elected otherwise.

The Board may reopen the Fund to new investors at any time, and may subsequently close the Fund should concerns regarding Fund size recur. The Board reserves the right to further restrict sales of shares of any fund.